UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     September 19, 2007 (September 15, 2007)
                Date of Report (Date of earliest event reported)

                      -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                         1-4141                  13-1890974
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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Item 8.01     Other Events

     On September 15, 2007, the Company issued a press release announcing agreements for the sale of 19 New Orleans-area Sav-A-Center stores to Rouse's Supermarket in Thibadoux, Louisiana. In addition, two other Sav-A-Centers units are being sold to an independent food retailer. A copy of the September 15, 2007 press release is attached hereto as an Exhibit 99.1.


 (c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.              Description
                                       --------------------------------------

                  99.1                 Press Release dated September 15, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 19, 2007


                       THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                        By:    /s/ Allan Richards
                               ------------------
                        Allan Richards, Senior Vice President, Human Resources, Labor Relations, Legal Services & Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description

99.1     Press release dated September 15, 2007

                                                                   Exhibit 99.1

                                             Investor Contact:  William J. Moss
                                                      Vice President, Treasurer
                                                                 (201) 571-4019

                                            Press Contact:  Richard P. De Santa
                                             Senior Director, Corporate Affairs
                                                                 (201) 571-4495

For Immediate Release
---------------------

A&P Reaches Agreement for
Sale of Sav-A-Center Stores
         ******
19 Sav-A-Center stores being acquired by Rouse's,
others by independent operators.
         *******
Substantially all New Orleans Sav-A-Center workers to be offered positions by new owners.


MONTVALE, NJ - (September 15) - The Great Atlantic & Pacific Tea Company, Inc. (A&P)(NYSE:GAP) today announced agreements for the sale of 19 New Orleans-area Sav-A-Center stores to Rouse's Supermarket (Thibadoux, Louisiana). In addition, two other Sav-A-Center units are being sold to other buyers including an independent food retailer. William Blair & Company, LLC served as the exclusive financial advisor for A&P on the transaction.

The Company said that as stipulated by the terms of the sale agreements, substantially all current Sav-A-Center associates will be offered positions by new owners. Transfer of ownership of all stores is expected to be completed over an approximately six-week period.

A&P said the sale of the Sav-A-Center stores will complete its exit from non-core markets, concentrating its retail operations fully in the Northeast, as aligned with the Company's strategic transformation. Earlier this year, A&P announced an agreement to acquire Pathmark Stores Inc., also based in the Northeast. That transaction is currently under FTC review and is expected to be completed during the second half of A&P's fiscal year 2007.

Eric Claus, President & CEO of A&P, said, "This marks a critical step in A&P's strategic transformation, enabling us to focus all resources on our core operations in the Northeast. We're especially delighted with the sale of the majority of our local stores to Rouse's, in light of our desire to sell the business largely intact for the benefit of our outstanding office and store associates. Their dedication made possible our swift return to business following Hurricane Katrina, and the ongoing revitalization of our operations since then. We're grateful for their efforts, and pleased that the majority will now go forward under new ownership committed to the New Orleans marketplace, as that great city continues to rebuild."

Founded in 1859, A&P is one of the nation's first supermarket chains. The Company operates 337 stores in eight states and the District of Columbia under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Sav-A-Center and Food Basics.

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